                                INDEX TO EXHIBITS
                                -----------------

Exhibit No.            Description of Exhibit
----------             -----------------------

     10(a)             Consent of Willkie Farr & Gallagher, counsel to the Fund.

     11                Consent of Coopers & Lybrand L.L.P., Independent Accountants.


     15(c)             Rule 18f-3 Plan

     16                Schedule for Performance Information.


     17                Financial Data Schedule



                               CONSENT OF COUNSEL
                     Warburg, Pincus Tax Free Fund, Inc.

We hereby consent to being named in the Statement of Additional Information included in Post-Effective Amendment No. 2 (the "Amendment") to the Registration Statement on Form N-1A (Securities Act File No. 333-00531, Investment Company Act File No. 811-07519) of Warburg, Pincus Tax Free Fund, Inc. (the "Fund") under the caption "Independent Accountants and Counsel" and to the Fund's filing a copy of this Consent as an exhibit to the Amendment.


                                                    /s/ Willkie Farr & Gallagher
                                                    ---------------------------
                                                        Willkie Farr & Gallagher
New York, New York
December 30, 1996